     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2001
                                                       REGISTRATION NO. 333-____

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          DELANO TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         ONTARIO                                      98-0206122
 (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
  Incorporation or Organization)

                            302 TOWN CENTRE BOULEVARD
                            MARKHAM, ONTARIO, CANADA
                                     L3R 0E8
                    (Address of Principal Executive Offices)
                              --------------------

             DIGITAL ARCHAEOLOGY CORPORATION 1996 STOCK OPTION PLAN
             DIGITAL ARCHAEOLOGY CORPORATION 1998 STOCK OPTION PLAN
                            (Full Title of the Plan)
                              --------------------

                              CT CORPORATION SYSTEM
                                111 EIGHTH AVENUE
                               NEW YORK, NY 10011
                     (Name and Address of Agent For Service)

                                 (212) 894-8940
          (Telephone Number, Including Area Code, of Agent For Service)
                              --------------------
                                   Copies to:

                             F. GEORGE DAVITT, ESQ.
                         Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

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



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                         CALCULATION OF REGISTRATION FEE

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
                                                      PROPOSED            PROPOSED
                                                       MAXIMUM             MAXIMUM
 TITLE OF SECURITIES          AMOUNT TO BE          OFFERING PRICE        AGGREGATE                  AMOUNT OF
   TO BE REGISTERED           REGISTERED(1)           PER SHARE          OFFERING PRICE          REGISTRATION FEE(2)
   ----------------           -------------           ---------          --------------          -------------------
COMMON SHARES NO PAR          15,900 shares             $1.89               $30,051                        --
VALUE, TO BE ISSUED          214,915 shares             $1.45             $311,626.75
UNDER THE DIGITAL
ARCHAEOLOGY CORPORATION
1996 STOCK OPTION PLAN

COMMON SHARES NO PAR          13,131 shares             $ .02              $262.62                         --
VALUE, TO BE ISSUED          991,536 shares             $1.45             $1,437,727.20
UNDER THE DIGITAL
ARCHAEOLOGY CORPORATION
1998 STOCK OPTION PLAN

         TOTAL:            1,235,482 shares                --             $1,779,667.57                 $444.92
=====================================================================================================================

(1) This Registration Statement shall also cover any additional common shares which become issuable upon exercise of options granted under either the Digital Archaeology Corporation 1996 Stock Option Plan or the Digital Archeology Corporation 1998 Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding common shares of Delano Technology Corporation.

(2) Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

     This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-38602) relating to Delano Technology Corporation Stock Option Plan and a Registration Statement on Form S-8 (No. 333-38726) relating to Delano Technology Corporation Employee Stock Purchase Plan are effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statements are hereby incorporated by reference.

ITEM 8. EXHIBITS.

Exhibit No.     Description of Exhibit
-----------     ----------------------

    3.1         Articles of Incorporation of the Registrant (filed as Exhibits 3.1 to the Company's
                Registration Statement on Form F-1 (No. 333-94505) and incorporated herein by reference)

    3.2         Articles of Amalgamation of the Registrant (filed as Exhibit 3.3 to the Company's
                Annual Report on Form 10-K for the fiscal year ended March 31, 2000 and incorporated herein by reference)

    3.3         Restated By-Laws of the Registrant (filed as Exhibit 3.4 to the Company's Annual
                Report on Form 10-K for the fiscal year ended March 31, 2000 and incorporated herein by reference)

    4.3         Digital Archaeology Corporation - 1996 Stock Option Plan (filed herewith)

    4.4         Digital Archaeology Corporation - 1998 Stock Option Plan (filed herewith)

    5           Opinion of Blake, Cassels & Graydon LLP (filed herewith)

   23.1         Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5)

   23.2         Consent of KPMG LLP (filed herewith)

   24           Power of Attorney (included as part of the signature page of this Registration
                Statement)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Markham, in the Province of Ontario, Canada on this 28th day of March, 2001.


                                   DELANO TECHNOLOGY CORPORATION


                                   By: /s/ John Foresi
                                      ------------------------------------------
                                      John Foresi
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)


                        POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of Delano Technology Corporation, hereby severally constitute and appoint John Foresi and Thomas Hearne, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Delano Technology Corporation, to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                             TITLE                                        DATE

 /s/ John Foresi                      President and Chief Executive Officer                 March 28, 2001
-------------------------------       (Principal Executive Officer)
John Foresi

 /s/ Thomas Hearne                    Chief Financial Officer                               March 28, 2001
-------------------------------       (Principal Financial and Accounting Officer)
Thomas Hearne

/s/ Dennis Bennie                     Chairman of the Board of Directors                    March 28, 2001
-------------------------------
Dennis Bennie

/s/ Albert Amato                      Director                                              March 28, 2001
-------------------------------
Albert Amato

/s/ J. Ian Giffen                     Director                                              March 28, 2001
-------------------------------
J. Ian Giffen

/s/ Bahman Kooestoni                  Director                                              March 28, 2001
-------------------------------
Bahman Kooestoni

/s/ Donald Woodley                    Director                                              March 28, 2001
-------------------------------
Donald Woodley

/s/ Al Delorenzi                      Director                                              March 28, 2001
-------------------------------
Al Delorenzi

                            AUTHORIZED REPRESENTATIVE

     Pursuant to the requirements of the Securities Act of 1933, the undersigned certifies that it is the duly authorized United States representative of Delano Technology Corporation and has duly caused this Registration Statement to be signed on behalf of it by the undersigned, thereunto duly authorized, in the City of Markham, Province of Ontario, Canada, on March 28, 2001

                                   DELANO TECHNOLOGY CORPORATION
                                   (Authorized U.S. Representative)


                                   By: /s/ Thomas Hearne
                                      ------------------------------------------
                                      Thomas Hearne
                                      Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------

   3.1          Articles of Incorporation of the Registrant (filed as Exhibits 3.1 to the Company's
                Registration Statement on Form F-1 (No. 333-94505) and incorporated herein by reference)

   3.2          Articles of Amalgamation of the Registrant (filed as Exhibit 3.3 to the Company's
                Annual Report on Form 10-K for the fiscal year ended March 31, 2000 and incorporated herein by reference)

   3.3          Restated By-Laws of the Registrant (filed as Exhibit 3.4 to the Company's Annual
                Report on Form 10-K for the fiscal year ended March 31, 2000 and incorporated herein by reference)

   4.3          Digital Archaeology Corporation - 1996 Stock Option Plan (filed herewith)

   4.4          Digital Archaeology Corporation - 1998 Stock Option Plan (filed herewith)

   5            Opinion of Blake, Cassels & Graydon LLP (filed herewith)

  23.1          Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5)

  23.2          Consent of KPMG LLP (filed herewith)

  24            Power of Attorney (included as part of the signature page of this Registration
                Statement)